                                                                    EXHIBIT 99.1

Debtor:       FPA MEDICAL MANAGEMENT, INC.

Case Number:   98-01596PJW through 98-01685PJW

Notes to Monthly Operating Report for the period November 30, 1998 through January 1, 1999, "Required Attachments":

1. Depository Tax Receipts for payroll tax deposits into tax trust accounts are included for the month of December.

2. Copies of most of the Debtors' bank statements for the month of December are attached; copies of the balance of the December statements not yet received from the Banks and/or Debtors will be forwarded upon receipt. In addition, copies of unsubmitted Debtors' bank statements in the prior period for the months of October and November are attached.

3. The Debtors' most recently filed Income Tax Return for 1997 is included in this period's (November 30, 1998 through January 1, 1999) filing with the Office of the United States Trustee. The 1996 Tax Return was submitted in a prior period (July 19-August 28, 1998) filing.

4. The Debtors' most recent Annual Financial Statements prepared by Accountant were included in a prior period (July 19-August 28, 1998) filing with the Office of the United States Trustee.

FPA MEDICAL MANAGEMENT, INC.

MATRIX OF REQUIRED ATTACHMENTS / BANK STATEMENTS


                                            DECEMBER           NOVEMBER          OCTOBER
                                              BANK               BANK             BANK
                DEBTORS                    STATEMENTS         STATEMENTS       STATEMENTS            COMMENTS
-------------------------------------------------------------------------------------------------------------
Core Business Units:
    Sterling Healthcare Group, Inc.              X
    San Antonio (Gonzaba)
    Meridian                                     X                 X
    Florida Humana & Clinics                     X
    Health Partners Inc.

Non-Core Business Units
    Illinois MSO
    Kansas City                                  X                                  X

FPA MEDICAL MANAGEMENT, INC.

DIP Budget
DIP Projected vs. Actual Cash Flows
November 30, 1998 through January 1, 1999


                                       --------------------------------------------
                                             For the Period 11/30/98 to 1/1/99
                                       --------------------------------------------
                                        Projected (1)    Actual (1)      Difference
                                       --------------------------------------------
                                            A               B               C=B-A
                                       --------------------------------------------

INITIAL CASH BALANCE                   $       --      $  2,660,276       2,660,276

Cash Receipts:
  Fee For Service Billings             $ 18,525,000    $ 14,587,404      (3,937,596)
  Claims & Capitation                  $  9,244,254    $  8,499,493        (744,761)
  Reimbursement                        $       --      $    490,559         490,559
  Medicare & Collections               $  2,000,000    $  1,885,201        (114,799)
                                       --------------------------------------------
    TOTAL CASH RECEIPTS                $ 29,769,254    $ 25,462,657      (4,306,597)

Less: Cash Disbursements:
  Employee & Physician Payroll         $ 22,554,000    $ 23,133,610         579,610
  Catch-up payments to Doctors         $    250,000    $       --          (250,000)
  Insurance                            $  1,311,000    $  2,065,301         754,301
  Claims & Capitation                  $  1,235,000    $  1,681,375         446,375
  Patient Refunds                      $    125,000    $    145,643          20,643
  Rent                                 $  1,410,000    $  1,544,865         134,865
  Utilities                            $    458,125    $    518,118          59,993
  Bank Lock-Box Account Fees           $       --      $       --              --
  Medical Supplies                     $    574,000    $    578,048           4,048
  Other                                $  2,713,000    $  3,062,586         349,586
                                       --------------------------------------------
    Total Cash Disbursements           $ 30,630,125    $ 32,729,546       2,099,421

Net Cash Flow                          $   (860,871)   $ (7,266,889)     (6,406,018)

Financing Charges (2)                  $   (719,449)   $   (337,756)        381,693
Retention Costs (2)                    $   (350,000)   $    (36,000)        314,000
Utility Company Deposits               $       --      $    (29,775)        (29,775)
Stop Loss Insurance (2)                $       --      $       --              --
Professional Fees (2)                  $ (1,250,000)   $ (1,562,655)       (312,655)
Borrowing from/(Repayment to) HPI      $       --      $  1,900,000       1,900,000
Capital Expenditures (2)               $   (600,000)   $       --           600,000
Restructuring Expenses                 $       --      $       --              --
First Union CD Deposit                 $       --      $       --              --
Restricted AWS Cash                    $       --      $       --              --
A/R Turnover from Collection           $    560,000    $    411,650        (148,350)
Orange Coast Transaction Fees          $       --      $    (23,060)        (23,060)
Orange Coast Liabilities               $       --      $    (22,390)        (22,390)
Orange Coast Post-Sale Disbursements   $   (910,000)   $       --           910,000
Sale of Other Assets                   $       --      $     25,000          25,000
DIP Loan Borrowing/(Repayment)         $ (2,450,338)   $  2,764,057       5,214,395
Sale of Axminster                      $  1,350,000    $  1,350,000

Orange Coast DIP Re-Borrowing          $       --      $       --              --

ENDING CASH BALANCE                    $ (5,230,658)   $   (167,542)      5,063,116
                                       --------------------------------------------



1) The projected data reflected herein is based upon the Final DIP Budget submitted to the Court on July 20, 1998, as amended on November 16, 1998. The actual data reflected herein is based upon the actual data reported to the Bank Group in the Weekly Cash Reports.

2) Amounts for Financing Charges, Retention Costs, Stop Loss Insurance, Professional Fees and Capital Expenditures are generally reflected at the FPA Corporate level only. Additionally, Intercompany transfers occurring between the Sterling Healthcare Group, Inc. and FPA Corporate are not separately reflected herein.

STERLING HEALTHCARE GROUP, INC.

DIP Budget
DIP Projected vs. Actual Cash Flows
November 30, 1998 through January 1, 1999

                                   ------------------------------------------------
                                         For the Period 11/30/98 to 1/1/99
                                   ------------------------------------------------
                                     Projected          Actual           Difference
                                   ------------------------------------------------
                                        A                  B               C=B-A
                                   ------------------------------------------------
INITIAL CASH BALANCE               $ (1,963,291)     $  1,831,530         3,794,821

Cash Receipts:
  Fee For Service Billings         $ 16,400,000      $ 12,272,405        (4,127,595)
  Claims & Capitation              $       --        $       --                --
  Reimbursement                    $       --        $       --                --
  Medicare & Collections           $  2,000,000      $  1,885,201          (114,799)

                                   ------------------------------------------------
    TOTAL CASH RECEIPTS            $ 18,400,000      $ 14,157,606        (4,242,394)

Less: Cash Disbursements:
  Employee & Physician Payroll     $ 12,400,000      $ 12,096,845          (303,155)
  Catch-up payments to Doctors     $       --        $       --                --
  Insurance                        $    250,000      $    610,014           360,014
  Claims & Capitation              $       --        $       --                --
  Patient Refunds                  $    125,000      $    110,549           (14,451)
  Rent                             $    120,000      $    158,936            38,936
  Utilities                        $     84,000      $      5,975           (78,025)
  Bank Lock Box                    $       --        $       --                --
  Medical Supply                   $      2,000      $        330            (1,670)
  Other                            $  1,600,000      $  1,388,916          (211,084)
                                   ------------------------------------------------

    Total Cash Disbursements       $ 14,581,000      $ 14,371,565          (209,435)

Financing Charges                  $       --        $       --                --

Net DIP Advance                    $       --        $       --                --

Net Cash Flow                      $  3,819,000      $   (213,959)       (4,032,959)

Intercompany Transfers             $       --        $ (1,818,819)       (1,818,819)

ENDING CASH BALANCE                $  1,855,709      $   (201,248)       (2,056,957)
                                   ------------------------------------------------

CALIFORNIA (AXMINSTER)

DIP Budget
DIP Projected vs. Actual Cash Flows
November 30, 1998 through January 1, 1999


                                   ---------------------------------------------
                                         For the Period 11/30/98 to 1/1/99
                                   ---------------------------------------------
                                    Projected          Actual         Difference
                                   ---------------------------------------------
                                      A                 B                C=B-A
                                   ---------------------------------------------
INITIAL CASH BALANCE               $  (644,586)     $   780,726        1,425,312

Cash Receipts:
  Fee For Service Billings         $      --        $      --               --
  Claims & Capitation              $      --        $      --               --
  Reimbursement                    $      --        $    77,459           77,459
  Medicare & Collections           $      --        $      --               --
                                   ---------------------------------------------
    TOTAL CASH RECEIPTS            $      --        $    77,459           77,459

Less: Cash Disbursements:
  Employee & Physician Payroll     $   200,000      $   185,402          (14,598)
  Catch-up payments to Doctors     $      --        $      --               --
  Insurance                        $      --        $    44,283           44,283
  Claims & Capitation              $      --        $   305,783          305,783
  Patient Refunds                  $      --        $      --               --
  Rent                             $      --        $      --               --
  Utilities                        $     9,000      $    16,513            7,513
  Bank Lock Box                    $      --        $      --               --
  Medical Supply                   $     5,000      $    76,671           71,671
  Other                            $   158,000      $    53,459         (104,541)
                                   ---------------------------------------------
    Total Cash Disbursements       $   372,000      $   682,111          310,111

Agreed Cash Adjustments            $      --        $      --               --

Less: Interest                     $      --        $      --               --

Net Cash Flow                      $  (372,000)     $  (604,652)        (232,652)

Intercompany Transfers             $      --        $  (176,074)        (176,074)

ENDING CASH BALANCE                $(1,016,586)     $      --          1,016,586
                                   ---------------------------------------------

CORNERSTONE

DIP Budget
DIP Projected vs. Actual Cash Flows
November 30, 1998 through January 1, 1999

                                      ---------------------------------------------
                                              For the Period 11/30/98 to 1/1/99
                                      ---------------------------------------------
                                        Projected         Actual         Difference
                                      ---------------------------------------------
                                         A                 B               C=B-A
                                      ---------------------------------------------
INITIAL CASH BALANCE                  $ (33,000)        $    --              33,000

Cash Receipts:
  Fee For Service Billings            $ 150,000         $ 280,317           130,317
  Claims & Capitation                 $    --           $    --                --
  Reimbursement                       $    --           $    --                --
  Medicare & Collections              $    --           $    --                --
                                      ---------------------------------------------
    TOTAL CASH RECEIPTS               $ 150,000         $ 280,317           130,317

Less: Cash Disbursements:
  Employee & Physician Payroll        $ 120,000         $ 132,518            12,518
  Catch-up payments to Doctors        $    --           $    --                --
  Insurance                           $    --           $  14,607            14,607
  Claims & Capitation                 $    --           $    --                --
  Patient Refunds                     $    --           $    --                --
  Rent                                $  16,500         $    --             (16,500)
  Utilities                           $   8,125         $     152            (7,973)
  Bank Lock Box                       $    --           $    --                --
  Medical Supply                      $    --           $    --                --
  Other                               $  50,000         $  70,987            20,987
                                      ---------------------------------------------
    Total Cash Disbursements          $ 194,625         $ 218,264            23,639

Agreed Cash Adjustments               $    --           $    --                --

Less: Interest                        $    --           $    --                --

Net Cash Flow                         $ (44,625)        $  62,053           106,678

Intercompany Transfers                $    --           $ (62,053)          (62,053)

ENDING CASH BALANCE                   $ (77,625)        $    --              77,625
                                      ---------------------------------------------

FLORIDA (CLINICS & HUMANA)

DIP Budget
DIP Projected vs. Actual Cash Flows
November 30, 1998 through January 1, 1999


                                      ---------------------------------------------------
                                              For the Period 11/30/98 to 1/1/99
                                      ---------------------------------------------------
                                       Projected            Actual             Difference
                                      ---------------------------------------------------
                                         A                    B                  C=B-A
                                      ---------------------------------------------------

INITIAL CASH BALANCE                  $   222,557         $      --              (222,557)

Cash Receipts:
  Fee For Service Billings            $ 1,000,000         $   892,436            (107,564)
  Claims & Capitation                 $ 2,300,000         $ 1,660,776            (639,224)
  Reimbursement                       $      --           $      --                  --
  Medicare & Collections              $      --           $      --                  --

                                      ---------------------------------------------------
    TOTAL CASH RECEIPTS               $ 3,300,000         $ 2,553,212            (746,788)

Less: Cash Disbursements:
  Employee & Physician Payroll        $ 3,250,000         $ 3,283,611              33,611
  Catch-up payments to Doctors        $      --           $      --                  --
  Insurance                           $      --           $   219,957             219,957
  Claims & Capitation                 $      --           $      --                  --
  Patient Refunds                     $      --           $     5,110               5,110
  Rent                                $   300,000         $   381,149              81,149
  Utilities                           $   250,000         $   268,002              18,002
  Bank Lock Box                       $      --           $      --                  --
  Medical Supply                      $   250,000         $    75,334            (174,666)
  Other                               $   250,000         $   467,866             217,866

                                      ---------------------------------------------------
    Total Cash Disbursements          $ 4,300,000         $ 4,701,029             401,029

Agreed Cash Adjustments               $      --           $      --                  --

Less: Interest                        $      --           $      --                  --

Net Cash Flow                         $(1,000,000)        $(2,147,817)         (1,147,817)

Intercompany Transfers                $      --           $ 2,147,817           2,147,817

ENDING CASH BALANCE                   $  (777,443)        $      --               777,443
                                      ---------------------------------------------------

MERIDIAN

DIP Budget
DIP Projected vs. Actual Cash Flows
November 30, 1998 through January 1, 1999


                                      ---------------------------------------------------
                                              For the Period 11/30/98 to 1/1/99
                                      ---------------------------------------------------
                                       Projected             Actual            Difference
                                      ---------------------------------------------------
                                           A                  B                  C=B-A
                                      ---------------------------------------------------
INITIAL CASH BALANCE                  $   357,931         $    34,707            (323,224)

Cash Receipts:
  Fee For Service Billings            $   475,000         $   573,981              98,981
  Claims & Capitation                 $ 2,800,000         $ 2,666,194            (133,806)
  Reimbursement                       $      --           $      --                  --
  Medicare & Collections              $      --           $      --                  --
                                      ---------------------------------------------------
    TOTAL CASH RECEIPTS               $ 3,275,000         $ 3,240,175             (34,825)

Less: Cash Disbursements:
  Employee & Physician Payroll        $ 2,350,000         $ 2,544,408             194,408
  Catch-up payments to Doctors        $      --           $      --                  --
  Insurance                           $      --           $      --                  --
  Claims & Capitation                 $ 1,000,000         $ 1,036,770              36,770
  Patient Refunds                     $      --           $    20,666              20,666
  Rent                                $   550,000         $   496,072             (53,928)
  Utilities                           $    25,000         $    84,646              59,646
  Medical Supply                      $   120,000         $   181,626              61,626
  Other                               $   375,000         $   285,487             (89,513)
                                      ---------------------------------------------------
    Total Cash Disbursements          $ 4,420,000         $ 4,649,675             229,675

Agreed Cash Adjustments               $      --           $      --                  --

Less: Interest                        $      --           $      --                  --

Net Cash Flow                         $(1,145,000)        $(1,409,500)           (264,500)

Intercompany Transfers                $      --           $ 1,411,625           1,411,625

ENDING CASH BALANCE                   $  (787,069)        $    36,832             823,901
                                      ---------------------------------------------------

SAN ANTONIO (GONZABA)

DIP Budget
DIP Projected vs. Actual Cash Flows
November 30, 1998 through January 1, 1999


                                      ---------------------------------------------------
                                                For the Period 11/30/98 to 1/1/99
                                      ---------------------------------------------------
                                        Projected           Actual             Difference
                                      ---------------------------------------------------
                                           A                  B                  C=B-A
                                      ---------------------------------------------------
INITIAL CASH BALANCE                  $   (32,500)        $      --                32,500

Cash Receipts:
  Fee For Service Billings            $   125,000         $    74,006             (50,994)
  Claims & Capitation                 $ 1,000,000         $ 1,082,648              82,648
  Reimbursement                       $      --           $   151,737             151,737
  Medicare & Collections              $      --           $      --                  --
                                      ---------------------------------------------------
    TOTAL CASH RECEIPTS               $ 1,125,000         $ 1,308,391             183,391

Less: Cash Disbursements:
  Employee & Physician Payroll        $ 1,350,000         $ 1,743,081             393,081
  Catch-up payments to Doctors        $      --           $      --                  --
  Insurance                           $    48,000         $   225,729             177,729
  Claims & Capitation                 $    80,000         $    94,492              14,492
  Patient Refunds                     $      --           $     9,318               9,318
  Rent                                $   126,000         $   108,486             (17,514)
  Utilities                           $    27,000         $    49,235              22,235
  Bank Lock Box                       $      --           $      --                  --
  Medical Supply                      $   125,000         $   149,832              24,832
  Other                               $    30,000         $   248,131             218,131
                                      ---------------------------------------------------
    Total Cash Disbursements          $ 1,786,000         $ 2,628,304         $   842,304

Financing Charges                     $      --           $      --                  --

Net DIP Advance                       $      --           $      --                  --

Net Cash Flow                         $  (661,000)        $(1,319,913)           (658,913)

Intercompany Transfers                $      --           $ 1,319,913           1,319,913

ENDING CASH BALANCE                   $  (693,500)        $      --           $   693,500
                                      ---------------------------------------------------

TENTATIVES & CLOSURES

DIP Budget
DIP Projected vs. Actual Cash Flows
November 30, 1998 through January 1, 1999

                                      ---------------------------------------------------
                                             For the Period 11/30/98 to 1/1/99
                                      ---------------------------------------------------
                                        Projected            Actual           Difference
                                      ---------------------------------------------------
                                           A                   B                C=B-A
                                      ---------------------------------------------------
INITIAL CASH BALANCE                  $   577,529         $    13,313            (564,216)

Cash Receipts:
  Fee For Service Billings            $   375,000         $   494,259             119,259
  Claims & Capitation                 $ 3,144,254         $ 3,089,875             (54,379)
  Reimbursement                       $      --           $   261,363             261,363
  Medicare & Collections              $      --           $      --                  --
                                      ---------------------------------------------------
    TOTAL CASH RECEIPTS               $ 3,519,254         $ 3,845,497             326,243

Less: Cash Disbursements:
  Employee & Physician Payroll        $ 2,884,000         $ 3,147,745             263,745
  Catch-up payments to Doctors        $   250,000         $      --              (250,000)
  Insurance                           $ 1,013,000         $   950,711             (62,289)
  Claims & Capitation                 $   155,000         $   244,330              89,330
  Patient Refunds                     $      --           $      --                  --
  Rent                                $   297,500         $   400,222             102,722
  Utilities                           $    55,000         $    93,595              38,595
  Bank Lock Box                       $      --           $      --                  --
  Medical Supply                      $    72,000         $    94,255              22,255
  Other                               $   250,000         $   547,740             297,740
                                      ---------------------------------------------------
    Total Cash Disbursements          $ 4,976,500         $ 5,478,598             502,098

Agreed Cash Adjustments               $      --           $      --                  --

Less: Interest                        $      --           $      --                  --

Net Cash Flow                         $(1,457,246)        $(1,633,101)           (175,855)

Intercompany Transfers                $      --           $ 1,616,662           1,616,662

ENDING CASH BALANCE                   $(2,235,052)        $    (3,126)          2,231,926
                                      ---------------------------------------------------


Source: Information reflected above was obtained from the books and records of FPA Medical Management, Inc.

HEALTH PARTNERS, INC

DIP Budget
DIP Projected vs. Actual Cash Flows
November 30, 1998 through January 1, 1999

                                      --------------------------------------------------
                                             For the Period 11/30/98 to 1/1/99
                                      --------------------------------------------------
                                        Projected           Actual            Difference
                                      --------------------------------------------------
                                           A                  B                 C=B-A
                                      --------------------------------------------------
INITIAL CASH BALANCE                  $ 1,266,750        $ 2,916,561         $ 1,649,811

Cash Receipts:
  Fee For Service Billings            $ 3,056,000        $ 2,784,260         $  (271,740)
  Claims & Capitation                 $ 3,504,228        $ 3,480,386         $   (23,842)
  Reimbursement                       $ 3,000,000        $      --           $(3,000,000)
  Medicare & Collections              $      --          $      --           $      --
                                      --------------------------------------------------
    TOTAL CASH RECEIPTS               $ 9,560,228        $ 6,264,646         $(3,295,582)

Less: Cash Disbursements:
  Employee & Physician Payroll        $ 2,687,000        $ 2,497,218         $  (189,782)
  Catch-up payments to Doctors        $      --          $      --           $      --
  Insurance                           $   220,000        $   211,275         $    (8,725)
  Claims & Capitation                 $ 3,290,000        $ 1,954,788         $(1,335,212)
  Patient Refunds                     $    10,000        $     6,794         $    (3,206)
  Rent                                $   285,630        $   340,342         $    54,712
  Utilities                           $    86,000        $    60,228         $   (25,772)
  Medical Supply                      $   225,000        $   209,797         $   (15,203)
  Other                               $ 1,080,500        $   733,147         $  (347,353)
                                      --------------------------------------------------
    Total Cash Disbursements          $ 7,884,130        $ 6,013,589         $(1,870,541)

Agreed Cash Adjustments               $      --          $      --           $      --

Less: Interest                        $      --          $     1,528         $     1,528

Net Cash Flow                         $ 1,676,098        $   249,529         $(1,426,569)

Intercompany Transfers                $      --          $(1,900,000)        $(1,900,000)

ENDING CASH BALANCE                   $ 2,942,848        $ 1,266,090         $(1,676,758)
                                      --------------------------------------------------


GENERAL: HEALTH PARTNERS INC. IS REPORTED FOR CASH FLOW PURPOSES AS A STAND ALONE ENTITY. THESE TRANSACTIONS ARE NOT INCLUDED AS A PART OF THE FPA MEDICAL MANAGEMENT, INC. ROLL-UP.